UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 14, 2011

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

UCDP FINANCE, INC.

(Exact name of Registrant as specified in its charter)

Florida Florida	333-108661-01	59-3128514 42-1581381
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

1000 Universal Studios Plaza Orlando, FL		32819-7610
(Address of principal executive offices)		(Zip code)

(407) 363-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

A. Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report should be read in conjunction with our Registration Statement on Form S-4/A filed on August 6, 2010 and our Report on Form 10-Q filed on November 5, 2010.

B. Supplemental Information

On February 14, 2011, Universal City Development Partners, Ltd. (“UCDP”) released a press release containing certain financial information for the periods ended December 31, 2010. A copy of the press release as well as a reconciliation of certain non-GAAP financial measures to comparable GAAP financial measures contained within have been included in the exhibits to this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1 UCDP’s Press Release

99.2 Reconciliation of non-GAAP financial measures to comparable GAAP financial measures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

Date:	February 14, 2011	By:	/s/ Tracey L. Stockwell
		Name:	Tracey L. Stockwell
		Title:	Principal Financial Officer

UCDP FINANCE, INC.

Date:	February 14, 2011	By:	/s/ Tracey L. Stockwell
		Name:	Tracey L. Stockwell
		Title:	Principal Financial Officer